UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

StandardAero, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42298	30-1138150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 North Scottsdale Road, Suite 250
Scottsdale, Arizona		85253
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 377-3100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SARO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2026, StandardAero, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2026. As of April 27, 2026, the record date for the Annual Meeting, there were 332,421,972 shares of the Company’s common stock outstanding and entitled to vote on the proposals voted on at the Annual Meeting. The voting results for each of the proposals are set forth below.

1. Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following three persons as Class II directors, each to serve as such until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified:

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Douglas V. Brandely	254,562,317	44,767,218	2,081,532
Wendy M. Masiello	256,755,116	42,574,419	2,081,532
Stefan Weingartner	255,266,012	44,063,523	2,081,532

2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the vote indicated below:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
301,175,226	196,770	39,071	0

3. Approval of Executive Compensation. The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, by the vote indicated below:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
291,459,901	7,830,710	38,924	2,081,532

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARDAERO, INC.

Date:	June 26, 2026	By:	/s/ Daniel Satterfield
Daniel Satterfield Chief Financial Officer